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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) November 5, 1999

                            WORONOCO BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

      Delaware                         1-14671                   04-3444269
      --------                         -------                   ----------
(State or other Jurisdiction of      (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)

                  31 Court Street, Westfield, Massachusetts 01085
                  -----------------------------------------------
                      (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

      On November 5, 1999, Woronoco Bancorp, Inc. (the "Company"), issued a press release which announced that it had received regulatory clearance to repurchase up to 5% of the Company's outstanding shares.

      A press release announcing the stock repurchase is attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated November 5, 1999.
























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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 8, 1999               By:   /s/ Cornelius D. Mahoney
                                             ------------------------
                                             Cornelius D. Mahoney
                                             President, Chief Executive Officer
                                             and Chairman of the Board